Exhibit 10.4

EXECUTION VERSION

SECOND Amendment TO fourth amended and restated CREDIT AGREEMENT

THIS SECOND AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Agreement”), dated as of May 15, 2020, by and among (A) PERFORMANCE FOOD GROUP, INC., a Colorado corporation (the “Lead Borrower”); (B) the other Borrowers identified on the signature pages hereto (together with the Lead Borrower, the “Borrowers”); (C) PFGC, INC., as a Guarantor (“Holdings”); (D) the Lenders signatory hereto; and (E) WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent and collateral agent for the Lenders (“Administrative Agent”).

RECITALS

WHEREAS, the Borrowers, Holdings, the Lenders party thereto, and the Administrative Agent are parties to that certain Fourth Amended and Restated Credit Agreement dated as of December 30, 2019, as amended by that certain First Amendment to Fourth Amended and Restated Credit Agreement dated as of April 29, 2020 (as amended, restated, supplemented or otherwise modified from time to time before the date hereof, the “Credit Agreement”).

WHEREAS, the Borrowers have requested certain amendments to the Credit Agreement as more fully described herein; and

WHEREAS, the Administrative Agent and the Lenders party hereto have agreed, in accordance with clauses (b) and (c) of Section 10.01 of the Credit Agreement, subject to the terms and conditions set forth herein, to such amendments to the Credit Agreement as provided herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1Definitions.  In addition to other terms which may be defined herein (including, without limitation, in the preamble and recitals to this Agreement), terms used, but not defined, herein shall have the meanings given such terms in the Credit Agreement (as amended hereby).

SECTION 2Amendments to Credit Agreement.  The Credit Agreement is amended as follows:

(a)Amendment to Section 1.01.  Section 1.01 of the Credit Agreement is amended to add the following new definitions in appropriate alphabetical order:

“Specified DPD Eligible Accounts” means each Account of the Borrower Parties which (a) is not an Eligible Account solely because of clause (a) of the definition of “Eligible Accounts”; (b) remains unpaid more than 60 days past its due date; and (c) is not unpaid more than 90 days after its original invoice date.  No Account shall constitute a Specified DPD Eligible Account after the Specified Time.

“Specified DOI Eligible Accounts” means each Account of the Borrower Parties which (a) is not an Eligible Account solely because of clause (a) of the definition of “Eligible Accounts”; (b) remains unpaid more than 90 days following its original invoice date; and (c) does not remain unpaid for more than 120 days following its original invoice date.  No Account shall constitute a Specified DOI Eligible Account after the Specified Time.

“Specified Time” means the time of delivery of the first Borrowing Base Certificate delivered by the Lead Borrower to the Administrative Agent after November 30, 2020.

“Supplemental Amount” means an amount determined by the following:

(a)subject to the following clauses (c) and (d), the Supplemental Amount with respect to the Tranche A Borrowing Base shall be an amount equal to the sum of:

(i)an amount equal to the face amount of Specified DPD Eligible Accounts multiplied by the Accounts Advance Rate for Tranche A Loans; plus

(ii)an amount equal to 50% of the face amount of Specified DOI Eligible Accounts;

(b)subject to the following clause (c) and (d), the Supplemental Amount with respect to the Tranche A-1 Borrowing Base shall be an amount equal to the sum of:

(i)an amount equal to the face amount of Specified DPD Eligible Accounts multiplied by the Accounts Advance Rate for Tranche A-1 Loans; plus

(ii)an amount equal to 50% of the face amount of Specified DOI Eligible Accounts;

(c)the Administrative Agent may from time to time, in the exercise of its Permitted Discretion, reduce the Supplemental Amount in whole or in part if the Lead Borrower does not provide, simultaneously with the delivery of each Borrowing Base Certificate, such supplemental information as the Administrative Agent may reasonably request from time to time with respect to the designation and identification of Specified DPD Eligible Accounts and Specified DOI Eligible Accounts and the calculation of the Supplemental Amount, in each case, in form and substance reasonably satisfactory to the Administrative Agent; and

(d)at the Specified Time, the Supplemental Amount for both the Tranche A Borrowing Base and the Tranche A-1 Borrowing Base shall be reduced to $0.00 (automatically and without notice to any Person).

(b)Amendment to Section 1.01.  Clause (b) of the definition of “Eligible Accounts” in Section 1.01 of the Credit Agreement is amended, so that it reads, in its entirety, as follows:

(b)50% or more of the Accounts owing by the Account Debtor are not (i) Eligible Accounts under the foregoing clause (a), (ii) Specified DPD Eligible Accounts, or (iii) Specified DOI Eligible Accounts;

(c)Amendment to Section 1.01.  Clause (a) of the definition of “Tranche A Borrowing Base” in Section 1.01 of the Credit Agreement is amended, so that it reads, in its entirety, as follows:

(a)the sum of (i) the face amount of Eligible Accounts of the Borrower Parties multiplied by the Accounts Advance Rate for Tranche A Loans plus (ii) the Supplemental Amount;

(d)Amendment to Section 1.01.  Clause (a) of the definition of “Tranche A-1 Borrowing Base” in Section 1.01 of the Credit Agreement is amended, so that it reads, in its entirety, as follows:

(a)the sum of (i) the face amount of Eligible Accounts of the Borrower Parties multiplied by the Accounts Advance Rate for Tranche A-1 Loans plus (ii) the Supplemental Amount;

SECTION 3Effectiveness.  This Amendment shall become effective on the date upon which each of the following conditions precedent is satisfied (such date, the “Second Amendment Effective Date”):

(i)Execution of Counterparts of Amendment.  The Administrative Agent shall have received counterparts of this Amendment duly executed by the Borrowers, Holdings, the Required Lenders, a Super-Majority of Revolving Lenders, and the Administrative Agent, each of which shall be an original, facsimile, or in an electronic format acceptable to the Agent (followed promptly by an original).

(ii)Execution of Counterparts of Guarantor Acknowledgement.  The Administrative Agent shall have received counterparts of the Guarantor Acknowledgement duly executed by the Guarantors (other than Holdings), each of which shall be an original, facsimile, or in an electronic format acceptable to the Administrative Agent (followed promptly by an original).

(iii)Amendment Fees.  The Lead Borrower shall have paid on the Second Amendment Effective Date to the Administrative Agent (or the Administrative Agent shall be satisfied with the arrangements made for the payment of) an amendment fee for the pro rata account of each Lender (including Wells Fargo Bank, National Association) which executes and delivers this Amendment before 5:00 p.m., Atlanta, Georgia, time, on May 15, 2020 (unless such later time is otherwise agreed by the Administrative Agent and the Lead Borrower) (each such Lender, a “Consenting Lender”), as such fee is more fully described in that certain letter agreement from the Administrative Agent to the Lead Borrower, dated as of the date hereof, regarding “Second Amendment Fees.”

(iv)Other Fees and Expenses.  The Administrative Agent shall have been paid all other fees owed to it and, to the extent required by the Credit Agreement, reimbursed for all reasonable, invoiced out-of-pocket costs and expenses incurred by the Administrative Agent in connection with this Amendment, including the reasonable, invoiced fees and disbursements of counsel for the Administrative Agent.

SECTION 4Limited Effect.  Except as expressly provided herein, the Credit Agreement and the other Loan Documents shall remain unmodified and in full force and effect.  This Amendment shall not be deemed (a) to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Document or a waiver of any Default or Event of Default, (b) to prejudice any right or rights which Administrative Agent or Lenders may now have or may have in the future under or in connection with the Credit Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or modified from time to time, or (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with any Borrower or any other Person with respect to any waiver, amendment, modification or any other change to the Credit Agreement or the Loan Documents or any rights or remedies arising in favor of Lenders or Administrative Agent, or any of them, under or with respect to any such documents.

SECTION 5Representations and Warranties.

(a)General Representations and Warranties.  Each Loan Party party hereto represents and warrants that (i) it has the corporate power and authority to execute, deliver and perform its obligations under this Amendment, (ii) it has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of this Amendment, (iii) this Amendment has been duly executed and delivered on behalf of such Loan Party and (iv) this Amendment constitutes a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms; provided, that the enforceability hereof is subject to general principles of equity, to a covenant of good faith and fair dealing and to bankruptcy, insolvency and similar laws affecting the enforcement of creditors' rights generally.

(b)Specific Representations and Warranties.

(i)Each Loan Party party hereto represents and warrants that (A) the representations and warranties made by such Loan Party set forth in the Loan Documents are true and correct in all material respects on and as of the Second Amendment Effective Date; provided, that any representation and warranty made as of an earlier date shall remain true and correct in all material respects as of such earlier date; provided, further, that any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall remain true and correct (after giving effect to any qualification therein) in all respects on such respective dates and (B) no Default or Event of Default has occurred and is continuing or will result after giving effect to this Amendment on and as of the Second Amendment Effective Date; and

(ii)Holdings represents and warrants that on the Second Amendment Effective Date, after giving effect to the transactions contemplated by this Amendment to occur on the Second Amendment Effective Date, Holdings and its Subsidiaries, on a consolidated basis, are Solvent.

SECTION 6Execution in Counterparts; Loan Document.  This Agreement is a Loan Document. This Agreement may be executed by means of (a) an electronic signature that complies with the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, or any other relevant and applicable electronic signatures law; (b) an original manual signature; or (c) a faxed, scanned, or photocopied manual signature.  Each electronic signature or faxed, scanned, or photocopied manual signature shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature.  The Administrative Agent reserves the right, in its sole discretion, to accept, deny, or condition acceptance of any electronic signature on this Agreement.  This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.  Delivery of an executed counterpart of a signature page of this Agreement as set forth herein will be as effective as delivery of a manually executed counterpart of the Agreement. Each of the parties hereto represents and warrants to the other parties that it has the corporate capacity and authority to execute the Agreement through electronic means and there are no restrictions for doing so in that party's constitutive documents.

SECTION 7Governing Law; Waiver of Right to Trial by Jury. THIS AGREEMENT SHALL BE SUBJECT TO THE PROVISIONS REGARDING GOVERNING LAW AND WAIVER OF RIGHT TO TRIAL BY JURY SET FORTH IN SECTIONS 10.16 AND 10.17 OF THE CREDIT AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS.

SECTION 8Entire Agreement.  This Amendment is the entire agreement, and supersedes any prior agreements and contemporaneous oral agreements, of the parties concerning its subject matter.  The recitals to this Agreement are incorporated herein by this reference.

SECTION 9Successors and Assigns.  This Amendment shall be binding on and inure to the benefit of the parties and their respective heirs, beneficiaries, successors and permitted assigns.

SECTION 10Termination of Amendment.  Notwithstanding anything herein to the contrary, this Amendment shall terminate and be of no further force or effect if the Second Amendment Effective Date shall not have occurred on or prior to May 29, 2020.

SECTION 11Reaffirmation of Obligations.  Immediately after giving effect to this Agreement, each of Holdings and each Borrower reaffirms each Lien granted by it to the Administrative Agent for the benefit of the Secured Parties under each of the Loan Documents to which it is a party, which Liens shall continue in full force and effect during the term of the Credit Agreement as amended by this Agreement, and shall continue to secure the Obligations (after giving effect to this Agreement), in each case, on and subject to the terms and conditions set forth in the Credit Agreement, as amended by this Agreement, and the other Loan Documents, and hereby restates, ratifies, and reaffirms each and every term and condition set forth in the Credit Agreement and the Loan Documents to which it is a party as such Loan Documents are effective as of the date hereof and as amended hereby on the Second Amendment Effective Date. Each of Holdings and each Borrower hereby acknowledges and agrees that, immediately after giving effect to this Agreement, all of its respective obligations and liabilities under the Loan Documents to which it is a party, as such obligations and liabilities have been amended by this Agreement, are reaffirmed and remain in full force and effect.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers, all as of the day and year first written above.

PERFORMANCE FOOD GROUP, INC.

By: /s/ George Hearn

Name:George Hearn

Title:Vice President and Treasurer

PFGC, INC.

By: /s/ George Hearn

Name:George Hearn

Title:Vice President and Treasurer

Guarantor Acknowledgement

Each of the undersigned, in its capacity as a Guarantor, acknowledges that its consent to the foregoing Agreement is not required, but each of the undersigned nevertheless does hereby consent to the foregoing Agreement and to the documents and agreements referred to therein.  Nothing herein shall in any way limit any of the terms or provisions of the Guaranty of the undersigned or the Collateral Documents executed by the undersigned in the Administrative Agent’s and the Lenders’ favor, or any other Loan Document executed by the undersigned (as the same may be amended from time to time), all of which are hereby ratified and affirmed in all respects, and remain in full force and effect.

Immediately after giving effect to the foregoing Agreement, each Guarantor reaffirms each Lien granted by it to the Administrative Agent for the benefit of the Secured Parties under each of the Loan Documents to which it is a party, which Liens shall continue in full force and effect during the term of the Credit Agreement as amended by this Agreement, and shall continue to secure the Obligations (after giving effect to this Agreement), in each case, on and subject to the terms and conditions set forth in the Credit Agreement, as amended by this Agreement, and the other Loan Documents, and hereby restates, ratifies and reaffirms each and every term and condition set forth in the Credit Agreement and the Loan Documents to which it is a party as such Loan Documents are effective as of the date hereof and as amended hereby on the Second Amendment Effective Date. Each Borrower hereby acknowledges and agrees that, immediately after giving effect to this Agreement, all of its respective obligations and liabilities under the Loan Documents to which it is a party, as such obligations and liabilities have been amended by this Agreement, are reaffirmed, and remain in full force and effect.

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GUARANTORS:AFFLINK, LLC

By: /s/ George Hearn

Name:George Hearn

Title:Vice President and Treasurer

AFFLINK HOLDING CORPORATION

By: /s/ George Hearn

Name:George Hearn

Title:Vice President and Treasurer

CONTINENTAL CONCESSION SUPPLIES, LLC

By: /s/ George Hearn

Name:George Hearn

Title:Vice President and Treasurer

EBY-BROWN COMPANY, LLC

By: /s/ George Hearn

Name:George Hearn

Title:Vice President and Treasurer

EBY-BROWN TRANSPORTATION, LLC

By: /s/ George Hearn

Name:George Hearn

Title:Vice President and Treasurer

FOODSERVICE PURCHASING GROUP, LLC

By: /s/ George Hearn

Name:George Hearn

Title:Vice President and Treasurer

FOX RIVER FOODS, INC.

By: /s/ George Hearn

Name:George Hearn

Title:Vice President and Treasurer

FRF TRANSPORT, INC.

By: /s/ George Hearn

Name:George Hearn

Title:Vice President and Treasurer

INSTITUTION FOOD HOUSE, INC.

By: /s/ George Hearn

Name:George Hearn

Title:Vice President and Treasurer

KENNETH O. LESTER COMPANY, INC.

By: /s/ George Hearn

Name:George Hearn

Title:Vice President and Treasurer

LIBERTY DISTRIBUTION COMPANY, LLC

By: /s/ George Hearn

Name:George Hearn

Title:Vice President and Treasurer

MISSISSIPPI VALLEY FREIGHT SERVICE, LLC

By: /s/ George Hearn

Name:George Hearn

Title:Vice President and Treasurer

NDA MARKETING, INC.

By: /s/ George Hearn

Name:George Hearn

Title:Vice President and Treasurer

OHIO PIZZA PRODUCTS, LLC

By: /s/ George Hearn

Name:George Hearn

Title:Vice President and Treasurer

OLD HICKORY LOGISTICS, LLC

By: /s/ George Hearn

Name:George Hearn

Title:Vice President and Treasurer

PERFORMANCE TRANSPORTATION, LLC

By: /s/ George Hearn

Name:George Hearn

Title:Vice President and Treasurer

PFG PFS, LLC

By: /s/ George Hearn

Name:George Hearn

Title:Vice President and Treasurer

PFG SPECIALTY, INC.

By: /s/ George Hearn

Name:George Hearn

Title:Vice President and Treasurer

PFG TRANSCO, INC.

By: /s/ George Hearn

Name:George Hearn

Title:Vice President and Treasurer

PFST HOLDING CO.

By: /s/ George Hearn

Name:George Hearn

Title:Vice President and Treasurer

REINHART FOODSERVICE, L.L.C.

By: /s/ George Hearn

Name:George Hearn

Title:Vice President and Treasurer

REINHART FOODSERVICE LOUISIANA, L.L.C.

By: /s/ George Hearn

Name:George Hearn

Title:Vice President and Treasurer

REINHART LOUISIANA HOLDINGS, L.L.C.

By: /s/ George Hearn

Name:George Hearn

Title:Vice President and Treasurer

REINHART TRANSPORTATION, LLC

By: /s/ George Hearn

Name:George Hearn

Title:Vice President and Treasurer

T. F. KINNEALEY & CO., INC.

By: /s/ George Hearn

Name:George Hearn

Title:Vice President and Treasurer

VEND CATERING SUPPLY, LLC

By: /s/ George Hearn

Name:George Hearn

Title:Vice President and Treasurer

VISTAR TRANSPORTATION, LLC

By: /s/ George Hearn

Name:George Hearn

Title:Vice President and Treasurer

ADMINISTRATIVE AGENT:WELLS FARGO BANK, NATIONAL ASSOCIATION,

as Administrative Agent

By: /s/ Roberto M. Ruiz

Name: Roberto M. Ruiz

Title: Director

Bank of America, N.A., as Lender

By: /s/ John Olsen

Name: John Olsen

Title: Senior Vice President

BANK OF MONTREAL, as Lender

By: /s/ Jacqueline M Lentz

Name: Jacqueline M Lentz

Title: Assistant Vice President, CHICAGO BRANCH

CAPITAL ONE, NATIONAL ASSOCIATION, as Lender

By: /s/ Julianne Low

Name: Julianne Low

Title: Senior Director

JPMORGAN CHASE BANK, N.A., as a Lender

By: /s/ Louis Salvino

Name: Louis Salvino

Title: Vice President

Barclays Bank PLC, as Lender

By: /s/ Arvind Admal

Name: Arvind Admal

Title: Vice President

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,

as a Lender

By: /s/ Judith E. Smith

Name: Judith E. Smith

Title: Authorized Signatory

By: /s/ Brady Bingham

Name: Brady Bingham

Title: Authorized Signatory

Coöperatieve Rabobank U.A., New York Branch, as Lender

By: /s/ Sarah Fleet

Name: Sarah Fleet

Title: Executive Director

By: /s/ Hunter Odom

Name: Hunter Odom

Title: Vice President

U.S. BANK NATIONAL ASSOCIATION, as Lender

By: /s/ Christopher D. Fudge

Name: Christopher D. Fudge

Title: Vice President

PNC Bank, National Association, as a Lender

By: /s/ Parameswar Sivaramakrishnan

Name: Parameswar Sivaramakrishnan

Title: Vice President

Regions Bank, as a Lender

By: /s/ Jesse Xu

Name: Jesse Xu

Title: Director

TRUIST BANK, (Formerly known as Branch Banking and Trust Company), as Lender

By: /s/ Mark Bohntinsky

Name: Mark Bohntinsky

Title: Managing Director

TD Bank, N.A., as Lender

By: /s/ Antimo Barbieri

Name: Antimo Barbieri

Title: Vice President

Citizens Bank, National Association, as a lender

By: /s/ James Horn

Name: James Horn

Title: Vice President

City National Bank, as Lender

By: /s/ Maria A. Josephs

Name: Maria A. Josephs

Title: Senior Vice President

BBVA USA, as Lender

By: /s/ Charles Randolph

Name: Charles Randolph

Title: Senior Vice President

MORGAN STANLEY BANK, N.A., as Lender

By: /s/ Jack Kuhns

Name: Jack Kuhns

Title: Authorized Signatory

ATLANTIC UNION BANK, as Lender

By: /s/ Charles B. Vaughters

Name: Charles B. Vaughters

Title: Director – Corporate Banking